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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    February 27, 1998
                                                 -------------------------------

                        Total Renal Care Holdings, Inc.
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            (Exact name of registrant as specified in its charter)



     Delaware                       1-4034                    51-0354549
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     (State or other              (Commission               (I.R.S. Employer
      jurisdiction                File Number)             Identification No.)
     of incorporation)



21250 Hawthorne Boulevard, Suite 800, Torrance, California           90503-5517
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            (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code   (310) 792-2600
                                                   -----------------------------

                                Not Applicable
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        (Former name or former address, if changed since last report.)
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ITEM 5.     OTHER EVENTS

            The attached press release is being filed with regard to the merger of Nevada Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the registrant, with and into Renal Treatment Centers, Inc., a Delaware corporation, on February 27, 1998. The information related to this transaction which would otherwise be required under Items 2 and 7 is not provided herein pursuant to General Instruction
            B.3. of Form 8-K as substantially the same information required by Items 2 and 7 has been "previously reported" (as defined in Rule 12b-2) by the registrant.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    EXHIBITS.

     99.1   Press Release dated February 27, 1998

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TOTAL RENAL CARE HOLDINGS, INC.
                                            (Registrant)


Dated: March 13, 1998             By: /s/ John E. King
                                      ------------------------------------------
                                      John E. King
                                      Vice President and Chief Financial Officer


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                        TOTAL RENAL CARE HOLDINGS, INC.
                               INDEX TO EXHIBITS

Number        Description of Exhibit

 99.1         Press Release dated February 27, 1998.


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